UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2014

PIONEER ENERGY SERVICES CORP.

(Exact name of registrant as specified in its charter)

Texas

(State or other jurisdiction of incorporation)

1-8182	74-2088619
(Commission File Number)	(IRS Employer Identification No.)

1250 N.E. Loop 410, Suite 1000 San Antonio, Texas	78209
(Address of principal executive offices)	(Zip Code)

(855) 884-0575

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events.

On April 1, 2014, Pioneer Energy Services Corp. (the “Company”) announced that it will redeem $200,528,000 in aggregate principal amount of its 9 7⁄8% Senior Notes due 2018 (CUSIP No. 723655AB2) (the “Notes”). The Notes were issued pursuant to an Indenture, dated as of March 11, 2010 (as supplemented and in effect, the “Indenture”), among the Company, as issuer, the subsidiaries of the Company listed as guarantors thereto and Wells Fargo Bank, National Association, as trustee (the “Trustee”). As of April 1, 2014, approximately $325,528,000 in aggregate principal amount of the Notes remained outstanding.

The Company will redeem the Notes on May 1, 2014 (the “Redemption Date”) at a redemption price equal to 104.938% of the principal amount thereof, plus accrued and unpaid interest on the Notes redeemed to, but not including, the Redemption Date. As applicable, the selection of Notes for redemption will be conducted on a pro rata basis by lot unless otherwise required by law, applicable stock exchange or depositary requirements.

The notice of redemption containing the information required by the terms of the Indenture will be sent to registered holders of the Notes by the Trustee on April 1, 2014. The Trustee will be the paying agent for the Notes to be redeemed.

A copy of the press release announcing these events is furnished as Exhibit 99.1 to this report.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release dated April 1, 2014.

Forward-Looking Statements

Certain statements contained in this current report constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Pioneer’s expectations or beliefs concerning future events, and it is possible that the results described in this current report will not be achieved. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of Pioneer’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements.

Any forward-looking statement speaks only as of the date on which such statement is made, and, except as required by law, Pioneer does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time and it is not possible for management to predict all such factors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER

Date: April 1, 2014	By:	/s/ Carlos R. Peña
Carlos R. Peña
Senior Vice President, General Counsel, Secretary and Compliance Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description
99.1	Press Release dated April 1, 2014.